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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                        To Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): August 25, 1997

                      U.S. Digital Communications, Inc.
            (Exact Name of Registrant as Specified in its Charter)

                                    Nevada
                (State or Other Jurisdiction of Incorporation)

       0-21225                                         88-0101953
(Commission File Number)                   (I.R.S. Employer Identification No.)

                             Post Office Box 7549
                        Burbank, California 91510-7549
         (Address of Principal Executive Offices, Including Zip Code)

                                (818) 255-0000
             (Registrant's Telephone Number, Including Area Code)


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Item 4.       Change in Registrants Certifying Accountant
-------       -------------------------------------------

              The Registrant has not yet hired an independent auditor since the its prior independent auditor Blackman Kallick Bartelstein, LLP, declined to stand for reelection as the Registrant's auditor on September 24, 1997.

Item 5.       Other Events.
-------       -------------

              The Registrant's management decided to discontinue the development, marketing and exploitation of the Universal Internet Television Interface and Electronic Device technologies described under the section entitled "Business" in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996. As a result, the Registrant's business presently consists solely of the operation of its wholly owned subsidiary Skysite Communications Corporation ("Skysite"). Skysite is a provider of satellite based telecommunications services and products which utilize satellite based voice/data fax technology with the Internet.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          U.S. DIGITAL COMMUNICATIONS, INC.



Date: February 18, 1998                   By: /s/ Robert Wussler
                                              ____________________________
                                                 ROBERT WUSSLER
                                                 Chief Executive Officer